1 NATURAL GAS SERVICES GROUP, INC. Restricted Stock Unit Award Agreement [Employees] [Form approved by Comp Comm March 4, 2024] This Restricted Stock Unit Award Agreement (this “Agreement”) is made and entered into as of [●], by and between Natural Gas Services Group, Inc., a Colorado corporation (the “Company”) and [●], an individual who is an employee of the Company (the “Employee”) relating to an award made on [●] (the “Grant Date”) by the Compensation Committee of the Company (the “Committee”). WHEREAS, the Company has adopted the 2019 Equity Incentive Plan, as may be amended from time to time (the “Plan”) pursuant to which awards of Restricted Stock Units may be granted; WHEREAS, capitalized terms that are used but not defined herein shall have the meaning ascribed to them in the Plan; and WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of Restricted Stock Units provided for herein. NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows: 1. Grant of Restricted Stock Units. Pursuant to Section 7.2 of the Plan, the Company hereby issues to the Employee on the Grant Date an Award consisting of, in the aggregate, ______________ [INSERT NUMBER] Restricted Stock Units (the “Restricted Stock Units” or “RSUs”). Each RSU represents a contractual right to receive one share of Common Stock of the Company subject to the terms and conditions set forth in this Agreement and the Plan. Employee has been furnished a copy of the Plan. 2. Consideration. The grant of the RSUs is made in consideration of the services to be rendered by the Employee to the Company. 3. Restricted Period; Vesting and Forfeiture. 3.1 Except as otherwise provided herein, provided that the Employee remains in Continuous Service through the applicable vesting date, the Restricted Stock Units will vest in accordance with the following schedule (the period during which restrictions apply, the “Restricted Period”): Vesting Date Number of Restricted Stock Units That Vest [VESTING DATE] [NUMBER OR PERCENTAGE OF UNITS THAT VEST ON THE VESTING DATE] [VESTING DATE] [NUMBER OR PERCENTAGE OF UNITS THAT VEST ON THE VESTING DATE] Exhibit 10.13

2 3.2 The foregoing vesting schedule notwithstanding and notwithstanding Section 3.2, if the Employee’s Continuous Service terminates as a result of the Employee’s death, Disability, a termination by the Company or an Affiliate without Cause or a termination by the Employee for Good Reason, 100% of the unvested Restricted Stock Units shall automatically accelerate and become fully vest as of the date of such termination. 3.3 The foregoing vesting schedule notwithstanding, if a Change in Control occurs and the Employee’s Continuous Service is terminated by the Company or an Affiliate without Cause or by the Employee for Good Reason, and the Employee’s date of termination occurs (or in the case of the Employee’s termination of Continuous Service for Good Reason, the event giving rise to Good Reason occurs) in each case, during the period beginning on the date that is 90 days before the Change in Control and ending on the date that is eighteen (12) months following the Change in Control, all unvested Restricted Stock shall automatically become 100% vested on the Employee’s date of termination (or, if later, the date of the Change in Control). 3.4 The foregoing vesting schedule notwithstanding, the Committee may decide, in its sole discretion, to vest in whole or in part the RSUs awarded to the Employee. 3.5 Notwithstanding anything to the contrary in this Agreement, to the extent the Employee is subject to a written employment agreement and the terms of such employment agreement differ from the terms set forth in this Agreement, the terms of the written employment agreement shall control. 4. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, during the Restricted Period and until such time as the RSUs are settled in accordance with Section 6, the RSUs or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Employee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSUs or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the RSUs will be forfeited by the Employee and all of the Employee’s rights to such units shall immediately terminate without any payment or consideration by the Company. 5. Rights as Shareholder; Dividend Equivalents. 5.1 Except as otherwise provided herein, the Employee shall not have any rights of a shareholder with respect to the shares of Common Stock underlying the RSUs unless and until the RSUs vest and are settled by the issuance of such shares of Common Stock or cash at the sole election of the Committee as set forth in Section 6.1(a) and (b). 5.2 Upon and following the settlement of the RSUs, Employee shall be the record owner of the shares of Common Stock issued upon settlement, unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights and dividends). 5.3 If, prior to the settlement date, the Company declares and pays (or sets a record date) with respect to an ordinary cash dividend on the shares of Common Stock, then, on the payment date of the dividend, the Employee's account shall be credited with Dividend Equivalents in an amount equal to the dividends that would have been paid to the Employee if one share of Common Stock had been issued

3 on the Grant Date for each Restricted Stock Unit granted to the Employee as set forth in this Agreement. 5.4 Dividend Equivalents shall be credited by the Company to the Employee's account and interest may, if the Committee authorizes, be credited on such Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents shall be subject to the same vesting and forfeiture restrictions as the Restricted Stock Units to which they are attributable in accordance with this Agreement and shall be paid on the same date that the Restricted Stock Units to which they are attributable are settled in accordance with Section 6 hereof. Dividend Equivalents credited to the Employee's account shall be settled in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of the Dividend Equivalents and interest, if any. 6. Settlement of RSUs. 6.1 Subject to Sections 6.2, 6.3 and 10 hereof: (a) Promptly following each applicable vesting date, and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs (for the avoidance of doubt, such deadline is intended to comply with the “short-term deferral” exemption from Code Section 409A), the Company shall either (1) issue and deliver to the Employee the number of shares of Common Stock equal to the number of vested RSUs and enter the Employee’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock delivered to the Employee, or (2) if an election is made by the Committee under subsection (b) below, pay to the Employee a combination of cash and shares of Common Stock in proportion to the election made by the Committee, as the case may be, with the value of the cash based on the Fair Market Value of a share of Common Stock on the vesting date. (b) Any time prior to vesting or settlement, the Committee, if it determines that there is not a sufficient number of shares of Common Stock available for issuance under the Plan to settle the full amount of vesting RSUs in shares or for other reasons in its reasonable discretion, may by notice to the Employee, elect to settle up to 100% of the value of the vesting RSUs in cash. 6.2 Notwithstanding Section 6.1, in accordance with Section 14.4 of the Plan, the Committee may, but is not required to, prescribe rules pursuant to which the Employee may elect to defer settlement of some or all of the RSUs. Any deferral election must be made in compliance with such rules and procedures as the Committee deems advisable. Any such deferred awards shall also be subject to the terms and conditions of the Company Executive Nonqualified Excess Plan, as may be amended from time to time, and Section 409A of the Code. 6.3 If the Employee is deemed a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when Employee becomes eligible for settlement of the RSUs upon his or her “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six months following the Employee’s separation from service and (b) the Employee’s death. 7. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Employee any right to be retained in any position, as an Employee, Consultant or Director of the Company.

4 Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Employee’s Continuous Service at any time, with or without Cause. 8. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the shares of Common Stock shall be adjusted or terminated in any manner as contemplated by Section 11 of the Plan. 9. Tax Liability and Withholding. 9.1 The Employee shall be required to pay to the Company, and the Company shall have the right to deduct and/or withhold from any compensation paid to the Employee pursuant to the Plan, an applicable employment agreement or any other employment arrangement with the Employee, the amount of any required withholding taxes in respect of the Restricted Stock Units upon the occurrence of an event triggering the requirement, whether upon its grant, vesting, settlement, and/or otherwise, and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may, in its sole discretion and subject to compliance with all applicable laws, permit the Employee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means: (a) tendering a cash payment or withholding cash otherwise payable hereunder. (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Employee as a result of the vesting of the Restricted Stock Units; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the maximum amount of tax required to be withheld by law. (c) delivering to the Company previously owned and unencumbered shares of Common Stock. 9.2 Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (”Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Employee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Stock Units or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock Units to reduce or eliminate the Employee’s liability for Tax-Related Items. 10. Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. 11. Section 409A. It is the intention of the Company and the Employee that the payments, benefits and rights to which the Employee could be entitled pursuant to this Agreement comply with or be exempt from Section 409A of the Code and the treasury regulations promulgated thereunder (together “Section 409A”) (to the extent that the requirements of Section 409A are applicable thereto), after application of all available exemptions (including without limitation the short-term deferral rule). The provisions of this

5 Agreement shall be construed in a manner consistent with that intention. If any provision of this Agreement contravenes Section 409A, or would cause the Employee to incur any additional tax, interest or penalty under Section 409A, the Company and the Employee agree in good faith to reform this Agreement to comply with Section 409A, or to take such other actions as the Company and the Employee deem necessary or appropriate, to maintain, to the maximum extent practicable, without violating the provisions of Section 409A, the original intent and economic benefit to the Employee and the Company of the applicable provision; provided that the Company shall have no obligation to make any changes that could create any additional economic cost or loss of benefit to the Company. Any provision required for compliance with Section 409A that is omitted from this Agreement shall be incorporated herein by reference and shall apply retroactively, if necessary, and be deemed a part of this Agreement to the same extent as though expressly set forth herein. Notwithstanding anything to the contrary, the Company makes no representation with respect to the tax treatment of the payments and/or benefits provided under this Agreement, and in no event will Company be liable for, pay or reimburse any additional tax, interest or penalties that may be imposed on the Employee under Section 409A. 12. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Chief Financial Officer of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Employee under this Agreement shall be in writing and addressed to the Employee at the Employee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time. 13. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Colorado without regard to conflict of law principles. 14. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Employee or the Board of Employees of the Company for review. The resolution of such dispute by the Board of Employees shall be final and binding on the Employee and the Company and will be given the maximum deference permitted by law. No member of the Board of Employees will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. 15. Restricted Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 16. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Employee and the Employee’s beneficiaries, executors, administrators and the person(s) to whom the RSUs may be transferred by will or the laws of descent or distribution. 17. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

6 18. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the RSUs in this Agreement does not create any contractual right or other right to receive any RSUs or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. 19. Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the RSUs, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Employee’s material rights under this Agreement without the Employee’s consent. 20. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. 21. Acceptance. The Employee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Employee has read and understands the terms and provisions thereof and accepts the RSUs subject to all of the terms and conditions of the Plan and this Agreement. The Employee acknowledges that there may be adverse tax consequences upon the grant or vesting of the RSUs or disposition of the underlying shares and that the Employee has been advised and has had the opportunity to consult a tax advisor prior to such grant, vesting or disposition. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. Natural Gas Services Group, Inc. By: __________________________ Name: Title: Employee: _____________________ [●]